PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$39.4B	$16.2B	$5.2B
total economic benefits	personal income including wages and benefits, with $8.2 billion for construction workers	tax revenues ($1.7 billion state/local and $3.5 billion federal)

191.7M	214.6K	124.1K
hours of on-site union construction work created	total jobs generated across communities	housing and healthcare units nationwide, with 67% affordable

“By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey President, North America’s Building Trades Unions Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

HELPING BUILD AMERICA—THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	847	1,703,850
Bricklayers (including tile setters)	6,049	12,167,050
Carpenters	17,270	34,784,070
Cement Masons	3,631	7,234,190
Electrical Workers	14,415	28,978,510
Elevator Constructors	674	1,351,530
Insulators	1,201	2,415,830
Ironworkers	2,707	5,444,510
Laborers	12,447	25,016,290
Operating Engineers	3,424	6,882,460
Other	7,030	14,130,020
Painters	7,541	15,161,900
Plumbers	10,494	21,097,480
Roofers	3,141	6,317,830
Sheet Metal Workers	3,022	6,074,780
Teamsters	1,464	2,943,550
Grand Total	95,357	191,703,850

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America project data. The data is current as of June 30, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.